SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported) November 11, 2002
                                                        -----------------

                                AUTONATION, INC.
                                ----------------
             (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                    1-13107                   73-1105145
          --------                    -------                   ----------
 (State Or Other Jurisdiction       (Commission               (IRS Employer
   Of Incorporation)                File Number)             Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
                          -----------------------------
          (Address Of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ____________________________________________________
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

         On November 11, 2002, AutoNation, Inc. (the "Company") issued a press release announcing that it has received the requisite consents under the consent solicitation for its $450,000,000 of 9% Senior Notes due 2008 (the "Notes") and has therefore amended the terms of the Indenture relating to the Notes. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated November 11, 2002.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUTONATION, INC.
                                        ----------------
                                         (Registrant)


                                        By: /s/ Jonathan P. Ferrando
                                           -----------------------------
                                                 Jonathan P. Ferrando
                                                 Senior Vice President,
                                                 General Counsel and Secretary

Dated: November 11, 2002


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


                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
------            -----------

99.1              Press Release of AutoNation, Inc., dated November 11, 2002.




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